Investor Day Presentation September 2013 Exhibit 99.1

Safe Harbor
Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,”
“estimate,” “project,” “will,” “intend” or other similar expressions.  Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions.
Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on
Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the
Private Securities Litigation Reform Act of 1995.
Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-
looking statement to conform the statement to actual results or changes in the Company's expectations.
This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

Presentation Overview
Company Overview….……………………………………………………………….. 4
Industry Outlook………………………………….…………………………………… 9
Investment Strategy....….……………………………………………………………. 12
Growth Catalysts…………...…………....………….……………………………….. 20
Asset Management ……………………………….…………………………………. 38
Optimal Capital Structure..……………………….………………………………….. 50
Key Takeaways……………....…………………….………..................................... 57

COMPANY OVERVIEW

DiamondRock at a Glance
MARKET BREAKDOWN
KEY STATISTICS at Sept. 3, 2013
Hotels 27
Rooms 11,600
Enterprise Value $2.9B
Enterprise Value / Key $250,000
Net Debt/EBITDA 4.9x
Positioned in Top US Markets

86% Urban and Destination Resorts 2
Geographically Diversified Portfolio

Values in % of EBITDA

Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

6 6
Company Vision & DiamondRock 2.0
• Disciplined capital allocation
• Premium portfolio of hotels
• Optimal capital structure
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
• Better, higher quality hotels
• Greater diversity of hotel brands and managers
• Intensive asset management of the portfolio
• Best-in-class capital structure
COMPANY VISION
DIAMONDROCK 2.0

7 7
DiamondRock Strategy – Three Pillars
Portfolio Investment
Buy opportunistically early in
the cycle
Focus on top gateway markets
and destination resorts
Diversify brand and
management companies
Focus on assets with value-
add opportunities
Recycle capital from non-core
asset sales
Capital Management
Maintain low leverage
Simple, conservative capital
structure
Lower risk with non-recourse
debt
Maintain consistent,
sustainable dividend
Asset Management
Promote accountability
Capitalize on deep industry
experience and relationships
Disciplined approach to capital
expenditures
Mining value from portfolio
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

8 8
A Compelling Investment Opportunity
Portfolio Positioned to
Outperform
• Urban and resort focused
• Concentrated in higher-growth
gateway markets
• Group recovery mid-cycle
driving strong 2014 booking
pace
Substantial Upside from 2013
Investments
• $140M capital expenditure
program
• Renovations and ROI projects
nearing completion
• Market share/EBITDA gains
post-renovation
Best-In-Class Capital Structure
With Well Covered Dividend
• Net Debt/EBITDA among lowest
in peer group²
• 13 unencumbered hotels with
$85 million 2013F EBITDA
• Ample liquidity with undrawn
revolver
Favorable Industry
Supply/Demand Forecast¹
• Supply growth: 25% below
historical average
• Demand growth: 40% above
historical average
• RevPAR growth: 6.8%, 2X+
historical average
Enhanced Asset Management
Focus to Drive Internal Margins
• New COO with deep experience
• New revenue and cost
containment strategies
implemented
• ROI opportunities developed
Attractive Valuation With Above
Average Growth Potential
(1) Source: PKF Hotel Horizons June to August 2013; US Upper Upscale CAGR 2013-2016
(2) Source: Citi Investment Research
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
I II III
IV V VI
• 2014 growth projected above
average
• 25% discount to replacement
cost
• Discount  to NAV

INDUSTRY OUTLOOK

10 10
Lodging Cycle – Many Years Left To Go
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
• Supply growth 25% below
historic average
• Demand growth 40% above
historic average
• RevPAR increase at a CAGR
of 6.8%
Forecast through 2016 of:
HISTORICAL AND FORECAST REVPAR, SUPPLY AND DEMAND
Source: Smith Travel Research, PKF Hotel Horizons June to August 2013

11 11
Portfolio Focused on Markets with Above Average
RevPAR Growth Potential
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
PKF FORECASTED REVPAR CAGR 2013-2016
(1)
(1) Chart excludes Destination Resorts and Other components of DRH portfolio. Source: PKF Hotel Horizons June to August 2013.
(2) Represents 2014 growth rate of 13.3%, adjusted for renovation disruption, and PKF projections for 2015 and 2016
Completion of renovations
should drive outperformance

INVESTMENT STRATEGY

13 13
Premier Portfolio With Urban and Resort Concentration
Hilton Burlington
Hilton Boston Boston Westin Westin
Washington DC
Worthington
Renaissance
Courtyard Midtown NYC
Courtyard 5 th Ave NYC Hilton Garden Inn
Chelsea NYC
Hilton Garden Inn
42 nd Street NYC
Lexington Hotel NYC
Westin San Diego Hotel Rex
San Francisco
Torrance
Marriott
Los Angeles
Airport Marriott
Courtyard Denver
JW Marriott
Denver
Salt Lake City
Marriott
Hilton Minneapolis Conrad Chicago Chicago Marriott
Charleston Renaissance Sonoma Renaissance
Resort and Spa
Vail Marriott
Mountain Resort
Frenchman’s Reef
Marriott Resort and Spa

14 14
Investment Strategy
FIVE PRINCIPLES
I. Buy early cycle
II. Target top markets based on
extensive research
III. Diversify brand and management
IV. Focus on value-add opportunities
• Rebranding
• Repositioning
• Undermanaged properties
V. Recycle capital from non-core assets
Lexington Hotel NYC
Westin Boston Waterfront
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Significant Value Created by Early Cycle Acquisitions
21%
-4%
-15%
-31%
17%
20% 20%
12%
15%
9%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
U.S. ANNUAL GROWTH IN VALUE PER ROOM
Significant early cycle value appreciation
•
Price per key increased 68% from 2010 to 2012
Value creation opportunity remains
•
Forecasted price per key to increase 40% from 2013 to 2015
Courtyard Denver
Charleston Renaissance
Source: HVS Hotel Valuation Index

Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

16 16
Increased Exposure to Urban Hotels
Acquired 3,900 urban and destination resort
rooms since 2010
Disposed of 1,800 non-core rooms in 2012
Increased growth potential based on
historical trends
Urban markets historically outperform
CURRENT PORTFOLIO (BY EBITDA)
HISTORICAL 100BPS REVPAR CAGR PREMIUM FOR URBAN vs U.S.
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Source: Smith Travel Research

Increased Third Party Managers And Brand
Diversification
Goal of 50/50 brand/third-party managers
Adoption of best practices, improving overall portfolio profitability
Increased third party management by 30 percentage points¹
Reduced concentration in Marriott brand family by 19 percentage points¹

CURRENT PORTFOLIO (BY EBITDA)
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
(1) By EBITDA.

18 18
Dispositions – Successfully Recycling Capital
Intend to sell 3 non-core hotels over the next 36 months to take advantage of favorable transactions market, promote growth, and recycle capital
Griffin Gate
Waverly
Westin Atlanta
North
Austin
STRATEGIC DISPOSITIONS
($40) (13%)
(58%)
2%
14.4x 1
RevPAR vs.
Portfolio RevPAR
Profit Per Key
vs. Portfolio
TTM Multiple
with Capital
Market
Lexington,
KY
Suburban
Atlanta, GA
Suburban
Atlanta, GA
Suburban
Austin, TX
14.4x 1
22.8x
14.4x 1
($35)
($44)
($33)
(9%)
(1) Portfolio sale. Multiple represents transaction average.
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

19 19
Portfolio Transformation
BETTER MARKETS, HIGHER QUALITY
(1) Represents 2011 data for comparability purposes.
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

GROWTH CATALYSTS

Multiple Growth Catalysts Lead to Outperformance in 2014
2014 GROWTH CATALYSTS
Renovations
HGI Times
Square
Urban Portfolio
Group Business
2013 Disruption of
$12M - $15M
EBITDA
Addition of
$5M EBITDA
$2M - $4M
EBITDA Growth
+10.3%
Group Revenues
The Lexington Autograph Conversion, Courtyard
Fifth Avenue & Courtyard Midtown East
Expected mid-year opening
Premier location will drive demand and ADR
Value add renovations drive market share
Strong portfolio-wide group booking trends led
by Boston Westin and Frenchman’s Reef
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

NYC Is The Leading Lodging Market In The US
3.88%
2.80%
2.68%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
NYC Avg. of Top 25 Total US
40% HIGHER HISTORICAL REVPAR GROWTH
Source: STR. Long run average reflects 1987 to 2012..
Since 2009:
• Demand increase: Over 7M room nights
• Supply increase: 6M available room nights
• RevPAR increase: CAGR of 8.1% vs.
industry average of 6.8%
Occupancy expected to exceed 80%
through 2017
Annual visitors to NYC reached a record
52M in 2012
• Brazil and China are expected to be
significant growth drivers
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Value in Millions
Source: New York Economic Development Corporation

NYC Success: Courtyard Midtown East
Embedded gain of $84 million (20.0%
unlevered IRR since acquisition)
Created 10 additional keys since acquisition
• Potential for 4 additional keys
2013 renovation to drive outsized growth in
2014 (3,900 displaced room nights)
2012 RevPAR 14% below prior peak
Renovated Guestroom Sky Lobby Seating
Acquisition Date November 2004
# of Keys
317
(307 at acquisition)
Total Investment $82.5 million
Total Investment Per Key $265,000
Estimated Value $166.0 million
Estimated Value Per Key $525,000
Unlevered IRR Since Acquisition 20.0%
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

NYC Success: Courtyard Fifth Avenue
Embedded gain of $50 million (19.5%
unlevered IRR since acquisition)
Branding at acquisition drove returns
• $48 ADR gain 1
st
month post-conversion
• 35% RevPAR increase 1
st
Year
2013 renovation to drive outsized growth in
2014 (5,900 displaced room nights)
2012 RevPAR 6% below prior peak
Renovated Guestroom Renovated Lobby
Acquisition Date December 2004
# of Keys 185
Total Investment $46.2 million
Total Investment Per Key $250,000
Estimated Value $97.0 million
Estimated Value Per Key $525,000
Unlevered IRR Since Acquisition 19.5%
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

NYC Success: Hilton Garden Inn Chelsea
Embedded gain of $19 million (21.0%
unlevered IRR since acquisition)
Highest margins in DRH portfolio
Terminable contract provides flexibility
Opportunity for ADR growth
• 2012 ADR 12% below prior peak
• Superior product quality should allow hotel to
outperform competitive set
Entrance off 28
th
Street Lobby
Acquisition Date September 2010
# of Keys 169
Total Investment $70.0 million
Total Investment Per Key $415,000
Estimated Value $89.0 million
Estimated Value Per Key $525,000
Unlevered IRR Since Acquisition 21.0%
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

$5
$15
$25
$35
2013F 2016E
$100.00
$150.00
$200.00
$250.00
$300.00
2013F 2016E
Lexington Hotel Rebranding
Rebranded to Autograph Collection
$46 million capital plan
Created 15 new rooms
Rate upside
•
$90 ADR gap to comparable Marriott
•
Each dollar = $250k revenue
25% rate growth to prior peak
Upside from potential retail repositioning
Anticipate multi-year growth in EBITDA to
$30 million
EXPECTED REVPAR GROWTH OF 80% BY 2016
EBITDA EXPECTED TO QUADRUPLE BY 2016
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Value in Millions

Lexington Hotel: 15 New Keys
Converted underutilized junior suites into two guestrooms
Converted airline crew lounge into two guestrooms
Original suite room with living area Two new guestrooms
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Hilton Garden Inn Times Square
282 keys – Expected mid-2014 delivery
Spectacular location (42nd St & Broadway)
Below current market cost ($450,000 per key)
Immediately accretive (9% initial EBITDA yield)
Embedded gain of $20+ million on investment
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Value in Millions

HGI Times Square: Premier NYC Location
Premier location surrounded
by prime retail and 72mm
sq. ft. of office space.
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Westin Washington DC
Growth Story:
• 2014 group booking pace: 33%
• 2-year growth story post-renovation
• Recapture business transient accounts that
abandoned hotel
• Attract local group with renovated meeting space
and lobby
Upside Opportunities:
• Rate increases following renovation
• Renovated lobby including new lobby bar,
contemporary check-in experience and desirable
grab-n-go market
• DC as an attractive convention market
2013F RevPAR Index 90.3
2016E RevPAR Index 105.3
Market Share Opportunity 15.0
Revenue Upside $4.5 million
$7
$9
$11
$13
$15
2013F 2016E
EXPECTED EBITDA GROWTH OF 55% BY 2016
Company Overview Industry Outlook Investment Strategy Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Smithsonian Museums
Central Business District
Capitol Hill
WESTIN DC CENTRAL LOCATION
Westin
DC
White
House
K Street Lobbyists
Convention
Center
Value in Millions

Westin Washington DC Renovation
Fundamentally change hotel experience
with brand new lobby & arrival
New guest room renovation
• First 5
th
generation Westin in the US
Renovate and upgrade meeting space
New Lobby Bar
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Renovated Guestrooms
View of New Guest Check-in and Lobby Bar

Westin San Diego
Growth Story:
• 2014 Group booking pace up 7%
• 2-year growth story post-renovation
• CBD location with a variety of demand generators
• Attract legal and media business from new Federal Courthouse
Upside Opportunities:
• Business mix shift driven by enhanced sales strategies and renovation
• Creation of innovative legal war rooms
• Outsource three-meal restaurant to further improve F&B margin
• Reposition leased retail space
• Potential expansion of convention center
2013F RevPAR Index 116.0
2016E RevPAR Index 126.0
Market Share Opportunity 10.0
Revenue Upside $2.4 million
$6
$8
$10
$12
2013F 2016E
EXPECTED EBITDA GROWTH OF 35% BY 2016
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Value in Millions

Hilton Boston Downtown
Growth Story:
• 2014 Group booking pace up double digits due
to strong convention calendar in Boston
• 2-year growth story post-renovation and
management change
Upside Opportunities:
• Create up to 40 additional keys by converting
excess suites
• Leasing of over 4,000 sq. ft. of desirable retail
space
• Evaluate highest and best use for 23,000 sq.
ft. leased to tenant through 2015
2013F RevPAR Index 91.5
2016E RevPAR Index 103.5
Market Share Opportunity 12.0
Revenue Upside $3.4 million
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
EXPECTED EBITDA GROWTH OF 35% BY 2016
$6
$8
$10
$12
2013F 2016E
BOSTON HILTON CENTRAL LOCATION
Boston
Hilton
Central Business
District
Convention
Center
Back Bay
Cambridge
Seaport
District
North End /
Faneuil Hall
Value in Millions

Hilton Boston: Extracting Value from Real Estate
Exploring potential to add up to 40 new rooms (subject to permitting approval)
• Convert excess suites (currently over 20% of inventory) into two guestrooms
Leasing of over 4,000 sq. ft. of desirable retail space
Evaluate highest and best use for 23,000 sq. ft. leased to tenant through 2015
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Original suite room with living area Two new guestrooms

Solid 2013 group booking pace:
• Pace up 6% (8% excluding Boston)
• Closed 33,000 more group room nights in Q2 2013 than Q2
2012
• Q2 in-the-quarter for-the-quarter pickup was 46%
• 2H 2013 comparisons challenging – Boston Westin 2H
pace is -14% amidst weakest year at BCEC since opening
Robust 2014 group booking pace:
• Pace up 10.3% (10 properties up >10%)
• Strong convention calendars in key markets such as Boston
(record year), Frenchman’s Reef, Westin DC
• $12.5 million of group revenue booked during Q2 2013;
another $4 million in July
• ADR up 5%, demonstrating pricing power
Group Business: 2014 Positioned to Outperform
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Frenchman’s Reef Marriott

Westin Waterfront – The Center of Boston’s Growth
Boston Convention & Exhibition Center
• Largest convention center in Northeast
• 2014 booking pace: +26% (Record year for BCEC)
Innovation District Taking Shape
• Over 4,000 jobs with over 200 companies have been
added
• 6,300 jobs announced (Vertex, State Street, PWC)
• Liberty Wharf has proven success of high-end restaurants
Internal Growth Opportunities
• New retail tenants opening in 2013
• Conversion of over 10,000 sq. ft. from unleased retail
space to meeting rooms
• Evaluation of potential hotel expansion
Over 10 mm sq. ft. of
development under construction
or approved, including:
• 5 mm sq. ft. of office
• 2 mm sq. ft. of retail
• 3 mm sq. ft. of residential
Westin Waterfront
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Vail Marriott – Great & Getting Better
Irreplaceable real estate location at base of Vail Mountain
Epic Discovery - Summer mountain resort facilities and activities to drive Summer demand beginning in 2014
•
Forest Flyer™
Alpine Slide
•
Game Creek and Zip Line Tours
•
Adventure Ridge Challenge and Family Forest Adventure Park
•
Segway and Trail Tours
Ever Vail -
$1B green resort development¹
•
Mixed-use project located between Lionshead and Cascade Village –
Walking distance of Vail Marriott
•
New gondola access – Vail Marriott within walking distance of 2 gondolas
Vail Marriott
Vail Marriott
1 Based on reports from Vail Resorts.
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

ASSET MANAGEMENT

Asset Management Playbook
FOUR PRINCIPLES
I. Promote Accountability
• Internal
• External
II. Leverage Strengths
• Experience
• Experts
III. Capital Expenditure Management
• Cost engineering
• Creative problem solving
IV. Mining Value From Portfolio
• Operations
• Enhance real estate value
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Conrad Chicago
Charleston Renaissance

Internal Accountability
Reorganized Department
• Added Head of Design and Construction
• Allows asset managers to fully focus on
operations
• Put optimal team in place to drive growth and
add value
Realigned Portfolio
• Creation of “major market experts” through
redistribution of properties
• Collaborative approach in NYC
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Frenchman’s Reef Marriott
Chicago Marriott

External Accountability
Property Management Team Initiatives:
•
Strong leadership
• Talent-driven approach to operations
•
Comprehensive sales strategies
• Targeting right customer base
• Optimal mix of transient/group business
• Strategies appropriately aligned for seasonality
•
Drive revenue management
• Specific transient and group strategies
• Weekly sales meetings to adapt approach and
tactics in real-time
•
Profit improvement initiatives
• Labor productivity
• Cost savings programs
• Innovative pricing programs for ancillary
departments
•
Monthly stretch goals
• Drive profitability
New GM at Conrad Chicago
New Revenue Manager at Boston Hilton
New GM at Boston Westin
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Leveraging Past Experience
FRENCHMAN’S REEF STRATEGY
Moved revenue management on
property
Changed out GM, allowing for a fresh
perspective
Additional management changes in
process
Analyzing opportunity to create
“Trade Winds” Club paid-only
concierge floors
Frenchman’s Reef
Conrad Chicago
Aruba Marriott
vs
vs
Waldorf Astoria
Chicago
CONRAD CHICAGO STRATEGY
Change transient mix
Draft behind Waldorf Astoria’s ADR
Reanalyzing group sales force
deployment
• Dedicated on-property team versus
shared regional team
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Leveraging Experts to Cut Costs & Promote Efficiencies
Across Expense Categories
Consultant hired at Boston Westin
Potential lease out of multiple food and
beverage outlets
Identified operating expense savings as well as capital
avoidance across portfolio
Boston and NYC opportunities
Increased EBITDA
Flow Thru
Improve profitability by increasing rates and
renegotiating contracts
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

Capital Expenditure Management
Head of Design & Construction brings in-house
expertise to capital expenditure management
Realized savings of $1.9 million in the Urban
Portfolio by cost engineering
a variety of projects
Reduced estimated $1.4 million cost of building
improvement through creative solutions at
Westin San Diego
Reduce reliance on outside parties-
with
dedicated resource oversight on all projects.
Results in project cost savings as well as
enhanced controls
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Worthington Renaissance
Hilton Boston Downtown

Mining for Value: Operations
Current and Future Value-Add Projects:
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Boston Westin
• Add convertible beds to make parlor suites rentable - 100% IRR
• Utilize low-flow toilets to conserve energy - 50% IRR
• Walk-In Cooler efficiencies - 20% IRR
• New retail tenant driving additional lease income in 2014 - $275K incremental
EBITDA
Chicago Marriott
• Comprehensive lighting retrofit - $75K in cost savings
•
Rebidding multiple service contracts with over $150k in savings
Minneapolis Hilton
•
Analyzing the conversion of 9,600 sq. ft. of vacant office space to meeting space
Worthington Renaissance
•
Renegotiated parking contract, generating $100K in additional profit
• Exploring potential to lease-out food and beverage operations to a third party

Mining for Value: Operations
Current and Future Value-Add Projects:
Company Overview Industry Outlook Investment Strategy Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
•
Eliminating Pay-Per-View movie program, adding $35K in profit
• Increased room service trip change which will add an incremental $35K annually
•
Telephone consultant found $55K in cost savings and $125K in CapEx savings
• Saved $100K through the installation of industrial grade BTU meters
Boston Hilton
• Investment Grade LED Lighting & Occupancy Controls – 63% IRR
Alpharetta Marriott
• Creation of 2
nd
concierge floor adding $53K of revenue annually
Burlington Hilton
• Implement 24 Hour summer weekend cancellation fee
Sonoma Renaissance
•
New resort fee will add $300K in Net Profit
Hilton Garden Inn
Chelsea
•
Telephone consultant found $28K in cost savings
Portfolio Wide Initiative
• Exploring additional “view” rate categories
Westin San Diego

Mining For Value: Management Agreements
Creating Value Through Management Agreements:
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Frenchman’s Reef
Marriott
• Negotiated manager contribution of $5 million cash and 40% reduction in future incentive management fees worth an estimated $5+ million to upgrade facility
• Added $10+ million in value
Salt Lake City Marriott
• Negotiated a reduction in management fee by 50% for two years and 33% for three additional years to offset new supply additions
• Potential to add $1.6 million (estimated) in value
Conrad Chicago
• Manager subordinated 3% management fee to operating profit threshold in order to retain agreement after failed performance test
• Added $3+ million in value
Orlando Airport Marriott
• Subordinated 33% of management fee to actual debt service because operating performance was below debt service
• Added $0.5 million in value
Chicago Marriott
• Negotiated a manager cash contribution of $10 million for “brand enhancement”
capital projects during 2008 renovation
• Added $10.0 million in value
Bethesda Suites
• Leveraged contract provision to expense loan costs through Hotel P&L, thereby reducing incentive management fees
• Added $1 million in value

Mining for Value: Adding Keys
Creating Value by Additional Keys:
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Lexington Hotel
• Created 15 new rooms from an unused lounge and underutilized junior suites
• Added $9.0 million ($600k/key) in value
Courtyard Midtown East
• Created 10 additional keys from underutilized suites
• Opportunity exists to convert 4 more conversions
• Added $5.25 million ($525k/key in value)
Chicago Marriott
• Relocated concierge lounge to mezzanine level, creating 6 premium new rooms with skyline views
• Added $2.4 million ($400/key) in value
Hilton Boston
• By splitting underutilized suites, opportunity exists to add up to 40 new guestrooms
• Potential to add $18.0 million ($450k/key) of value
Frenchman’s Reef
• Exploring the creation of 23 new guest rooms from expiring tenant lease
• Value increase to be determined

Mining for Value: New Meeting Space
Creating Value by Maximizing Meeting Space:
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
•
Created 15,000 sq. ft. of new junior ballroom and breakout meeting rooms targeted at small corporate groups from the low volume 4
th
floor restaurant and
lounge
Chicago Conrad
• Relocated executive offices to “last sell”
breakout rooms and created 4,100 sq. ft.
of desirable high end social and small group meeting space with views of
Michigan Ave
Torrance Marriott
•
Converted dated restaurant into 4,500 sq. ft. of new meeting space utilized by car companies for product launches.
• Relocated bar to activate lobby
Westin Boston Waterfront
• Negotiated with ground lessor to change the allowed use of previously vacant retail space, creating 37,000 sq. ft. of ballroom, breakout and exhibit hall space
•
Potential to create additional 10,000 sq. ft. of meeting space
Bethesda Suites
•
Converted 2 last sell hospitality suites to 1,500 sq. ft. of meeting space
Vail Marriott
•
Converted racquet ball courts to 2,100 sq. ft. of meeting rooms
Chicago Marriott

OPTIMAL CAPITAL STRUCTURE

(1) Year end 2012 ratio.  Calculated as defined under the Company’s corporate credit facility.
Best-in-Class Capital Structure
Leverage Statistics 2013
Net Debt / EV 35%
Net Debt / EBITDA¹
4.9x
Fixed Charge Coverage 2.7x
Unencumbered Assets 13
Average Interest Rate 5.2%
Average Maturity (years)
3.50
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
CAPITAL STRUCTURE FRAMEWORK
Low Leverage
Mitigated Cyclical Risk
Simple Capital Structure
No Corporate Debt
Significant Pool of Unencumbered
Hotels
Sustainable Dividend
Source:  Citi Investment Research and Analysis

Low Leverage Outperforms
Total shareholder returns should outperform higher leveraged peers
Balance sheet is built with the entire lodging cycle in mind
Mitigates risk of value destructive capital decisions during downturn
•
Base case net debt/EBITDA remains below 5.0x
Dry powder for early cycle acquisitions
Allows for sustainable dividend
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Note: Period used in calculation of total shareholder returns is 05/26/2005 – 08/26/2013.
Source: Citi and Bank of America Merrill Lynch

Hilton Boston
Boston Westin
Conrad Chicago
Vail Marriott
Courtyard Denver
Hotel Rex San Francisco
Hilton Burlington
Hilton Garden Inn Chelsea
Torrance  Marriott
Alpharetta Marriott
Charleston Renaissance
Bethesda Marriott Suites
Oak Brook Hills Marriott
Chicago Marriott
Lexington Hotel
Hilton Minneapolis
Frenchman’s Reef Marriott
LAX Marriott
JW Marriott Cherry Creek
Courtyard 5
th
Avenue
Courtyard Midtown East
Salt Lake City Marriott
Worthington Renaissance
Orlando Airport Marriott
Westin Washington, DC
Sonoma Renaissance
Westin San Diego
Low Leverage Mitigates Cyclical Risk,
Increases Flexibility
$1.1B Individual
Property Debt
$134M 2013 EBITDA
1
$2.0B Asset Value
Valuation “floor” set at
$85M 2013 EBITDA
1
$1.2B Asset Value
(over $6/share)
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
14 ENCUMBERED
HOTELS
13 UNENCUMBERED
HOTELS
(1) Based on mid-point of Company 2013 guidance.

Sustainable Dividends
Current yield of 3.5%
DRH has returned $432M of capital through dividends
Payout of 65% of CAD
Expect to pay cash dividends throughout lodging cycle
DIVIDENDS ARE KEY DRIVER OF LODGING REIT TOTAL SHAREHOLDER RETURN
Source:  Citi Investment Research and Analysis
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
BEE
FCH
SHO
PEB
HST
DRH
AHT
LHO
HT
DIVIDEND YIELD $432M IN TOTAL DIVIDENDS PAID

Recent Capital Actions Have Enhanced Financial
Flexibility
Took advantage of attractive financing
environment:
• $450 million of new property-specific secured debt
• Average interest rate of 4%
Increased floating rate debt to 15% of total debt
Improved line of credit pricing, flexibility and tenor;
• Full $200M line available
Laddered debt maturities
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Westin Washington D.C.
Sonoma Renaissance

Plan in Place to Support Funding Needs
Achieve 3.0x net debt/EBITDA by 2016
Maximize flexibility to address capital needs
•
Borrowing capacity of $600M to $700M from
unencumbered hotels
•
Up to $150M proceeds from dispositions of non-core
hotels over next three years
•
Refinancing of debt maturities through 2016
•
$200M of credit line capacity plus $200M accordion option
•
Expect to end 2013 with $30M cash, generate $40M to
$50M in annual free cash flow
2013 Capital Expenditure
program
•
$70M remaining through
early 2014
42
nd
Street commitment
($100M in mid-2014)
Debt Maturities
Dividends
FUNDING NEEDS ACTION PLAN
Company Overview Industry Outlook Investment Strategy Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways

KEY TAKEAWAYS

A Compelling Investment Opportunity
Portfolio Positioned to Outperform
Substantial Upside from 2013 Capital Investments
Favorable Industry Supply/Demand Dynamics
Enhanced Asset Management Focus to Drive Internal Margins
Best-In-Class Capital Structure With Well Covered Dividend
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways
Courtyard Denver
Hilton Garden Inn Times Square
Westin San Diego

APPENDIX

60 HGI Times Square: View to New Year’s Ball

61 HGI Times Square: Lobby

HGI Times Square: Lobby 62

63 HGI Times Square: Restaurant

64 HGI Times Square: Guestroom

65 Lexington: Exterior

66 Lexington: Lobby

67 Lexington: Lobby Bar Artwork

68 Lexington: Lobby Library

69 Lexington: Guestroom

70 Lexington: Guest Bathroom

New York City Hotel Transactions
Source:  Eastdil Secured
Hotel Name Location Date Keys Price Price / Key
Holiday Inn Manhattan 6th Avenue New York, NY 226 Jun-13 121,400,000 537,000
The James New York, NY 114 May-13 85,000,000 745,614
Hyatt Union Square New York, NY 178 Apr-13 105,000,000 589,888
Hyatt Place Midtown South New York, NY 185 Mar-13 76,400,000 412,973
Milford Plaza Hotel (50% int.) New York, NY 1300 Mar-13 325,000,000 250,000
Alex Hotel New York, NY 203 Feb-13 115,000,000 566,502
Flathotel New York, NY 288 Feb-13 180,000,000 625,000
Beekman Tower Hotel New York, NY 174 Jan-13 82,150,000 472,126
Crown Hotel New York, NY 65 Jan-13 18,000,000 276,923
The Plaza and Shops at the Plaza New York, NY 230 Nov-12 575,000,000 2,500,000
Dream Downtown New York, NY 315 Nov-12 220,000,000 698,413
Setai Fifth Avenue New York, NY 214 229,000,000 1,070,093
Manhattan at Times Square Hotel New York, NY 665 Oct-12 275,000,000 413,534
Essex House New York, NY 518 Aug-12 362,300,000
699,421
Holiday Inn Express Madison Square Garden New York, NY 228 Jun-12 87,500,000
383,772
King & Grove Manhattan New York, NY 227 Jun-12 116,000,000
418,773
Courtyard Marriott New York, NY 226 May-12 82,000,000 362,832
Cassa Hotel New York, NY 165 Mar-12 130,000,000 787,879
Avalon Hotel New York, NY 100 Feb-12 48,300,000
483,000
Hyatt Place Midtown South New York, NY 185 Feb-12 76,500,000
413,514
Ritz-Carlton New York, NY 261 Jan-12 198,000,000
758,776
Knickerbocker Hotel New York, NY 330 Jan-12 230,000,000
696,970
Park Central Hotel New York, NY 934 Dec-11 396,200,000 424,197
Hampton Inn Manhattan New York, NY 146 Dec-11 69,500,000 476,027
Holiday Inn Midtown New York, NY 122 Dec-11 52,200,000 427,869
The Cooper Square Hotel New York, NY 145 Nov-11 90,000,000 620,690
Paramount Hotel New York, NY 597 Sep-11 275,000,000 460,637
Hotel Chelsea New York, NY 226 Aug-11 82,500,000 629,771
The Carlyle New York, NY 188 Jul-11 357,200,000 1,900,000
New York Palace Hotel New York, NY 899 Jul-11 377,000,000 419,355
Hyatt Union Square New York, NY 175 Jul-11 104,000,000 594,286
Affinia Manhattan New York, NY 526 Jun-11 292,200,000 555,513
Affinia Shelburne New York, NY 323 Jun-11 179,400,000 555,418
Affinia Dumont New York, NY 241 Jun-11 133,900,000 555,602
Affinia 50 New York, NY 210 Jun-11 116,700,000 555,714
Affinia Gardens New York, NY 129 Jun-11 71,700,000 555,814
The Benjamin New York, NY 209 Jun-11 116,100,000 555,502
YOTEL New York, NY 669 Jun-11 315,000,000 470,852
Four Points by Sheraton - Times Square New York, NY 244 Jun-11 112,000,000 459,016
Algonquin Hotel New York, NY 174 Jun-11 82,000,000 436,782
NYC HOTEL TRANSACTIONS

Transformation of Salt Lake City Marriott
City Creek Center is multi-billion
dollar, 23-acre mixed-use
development
• 1.2 mm sq. ft. of office,
• 700,000 sq. ft. of retail
• 800 new residential units
Strong operating performance since
opening of City Creek in early 2012:
• 2012 RevPAR growth: +17.8%
• 2012 EBITDA growth: +35.8%
• 2013E RevPAR growth: +8.8%
• 2013E EBITDA growth: +14.9%
SLC Marriott after City Creek
SLC Marriott after City Creek
Company
Overview
Industry Outlook
Investment
Strategy
Asset Management
Optimal Capital
Structure
Growth Catalysts Key Takeaways